Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Spectrum Income Fund

Class	A	LSPAX
Class	C	LSPCX
Class	I	LSPIX

Supplement dated September 30, 2020 to the Prospectus and Statement of Additional Information (“SAI”), each dated April 30, 2020

Trust & Fiduciary Income Partners, LLC (“TFIP”) has served as the sub-adviser to the LoCorr Spectrum Income Fund (the “Fund”). Effective September 30, 2020, Bramshill Investments, LLC, the parent company of TFIP, will replace TFIP as sub-adviser to the Fund. At a meeting of the Board of Trustees held on August 24, 2020, the Board approved Bramshill Investments, LLC to serve as the sub-adviser to the Fund. Accordingly, all references in the Fund’s Prospectus and SAI to “Trust and Fiduciary Income Partners, LLC”, or “TFIP” are hereby replaced with “Bramshill Investments, LLC”, or “Bramshill.”

Shareholders will be provided with an Information Statement regarding the Board’s approval of a new investment sub-advisory agreement between the Adviser and Bramshill Investments, LLC at a future date.

Please retain this Supplement for future reference.